UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2026

ZoomInfo Technologies Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39310	87-3037521
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

330 W Columbia Way, Floor 8, Vancouver, Washington 98660
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (800) 914-1220

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐ Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐ Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GTM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01    Entry into a Material Definitive Agreement
On May 8, 2026, ZoomInfo LLC (the "Borrower") entered into an amendment (the "Credit Agreement Amendment"), by and among the Borrower, ZoomInfo Technologies LLC, as the co-borrower (the "Co-Borrower"), ZoomInfo Midco LLC ("Holdings"), the other guarantors party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent, to the Borrower's existing First Lien Credit Agreement, dated as of February 1, 2019, by and among the Borrower, the Co-Borrower, Holdings, the lenders from time to time party thereto and Morgan Stanley Senior Funding, Inc., as administrative agent (as amended from time to time, the "First Lien Credit Agreement"), that provided for, among other things, an incremental revolving credit commitment increase in the aggregate principal amount of $26,000,000, bringing the aggregate principal amount of total revolving credit commitments under the First Lien Credit Agreement to $276,000,000.
The incremental revolving credit commitments provided under the Credit Agreement Amendment have the same terms, including with respect to guarantees, collateral, pricing, interest rates and rights to prepayment and repayment, as the revolving credit facility under the First Lien Credit Agreement immediately prior to the effective date of the Credit Agreement Amendment.
The foregoing description of the Credit Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the document, which is filed as Exhibit 10.1 to this Current Report on Form 8-K (the “Current Report”).
Item 2.02    Results of Operations and Financial Condition.
On May 11, 2026, ZoomInfo Technologies Inc. (the “Company”) issued a press release announcing its financial results for the first quarter ended March 31, 2026. A copy of the press release is furnished as Exhibit 99.1 to this Current Report and is incorporated herein by reference. The information contained in Item 2.02 of this Current Report, including the press release furnished as Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 2.03    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.
The information set forth in Item 1.01 of this Current Report is incorporated by reference in this Item 2.03.

Item 9.01    Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Description
10.1
Amendment No. 8 to First Lien Credit Agreement, dated as of May 8, 2026, by and among ZoomInfo LLC (f/k/a DiscoverOrg, LLC), a Delaware limited liability company (the “Borrower”), ZoomInfo Technologies LLC, a Delaware limited liability company (the “Co-Borrower”), ZoomInfo Midco LLC (f/k/a DiscoverOrg Midco, LLC), a Delaware limited liability company (“Holdings”), the other guarantors party thereto, each lender and L/C issuer party thereto, and Morgan Stanley Senior Funding, Inc., as administrative agent, collateral agent and L/C issuer

99.1	Press release dated May 11, 2026 announcing ZoomInfo Technologies Inc.'s first quarter 2026 financial results
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZoomInfo Technologies Inc.
Date: May 11, 2026
By:     /s/ M. Graham O'Brien
Name:  M. Graham O'Brien
Title:    Chief Financial Officer